UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
May 21, 2020
Date of Report
(Date of earliest event reported)

BLUCORA, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
6333 State Hwy 161, 4th Floor
Irving, Texas 75038
(Address of principal executive offices)
(972) 870-6400
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	BCOR	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to Blucora, Inc. 2018 Long-Term Incentive Plan
On March 31, 2020, the Board of Directors (the “Board”) of Blucora, Inc. (the “Company”) approved and adopted, subject to stockholder approval, an amendment to the Blucora, Inc. 2018 Long-Term Incentive Plan (the “2018 Plan Amendment”) in order to, among other things, (i) increase the number of shares authorized thereunder and (ii) convert to a non-fungible share pool. The Board directed that the 2018 Plan Amendment be submitted to the Company’s stockholders for their approval at the 2020 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), which was held on May 21, 2020.
As described under Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders approved the 2018 Plan Amendment at the Annual Meeting. A description of the material terms of the 2018 Plan Amendment is set forth under the heading “Proposal 4: Approval of an Amendment to the Blucora, Inc. 2018 Long-Term Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 9, 2020, as supplemented on May 12, 2020 (the “Proxy Statement”), which such description is incorporated herein by reference. The description of the 2018 Plan Amendment is qualified in its entirety by reference to the full text of the 2018 Plan Amendment, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Amendment to Blucora, Inc. 2016 Employee Stock Purchase Plan
On March 31, 2020, the Board approved and adopted, subject to stockholder approval, an amendment to the Blucora, Inc. 2016 Employee Stock Purchase Plan (the “ESPP Amendment”) in order to, among other things, increase the number of shares authorized thereunder. The Board directed that the ESPP Amendment be submitted to the Company’s stockholders for their approval at the Annual Meeting.
As described under Item 5.07 of this Current Report on Form 8-K, the Company’s stockholders approved the ESPP Amendment at the Annual Meeting. A description of the material terms of the ESPP Amendment is set forth under the heading “Proposal 5: Approval of an Amendment to the Blucora, Inc. 2016 Employee Stock Purchase Plan” in the Proxy Statement, which such description is incorporated herein by reference. The description of the ESPP Amendment is qualified in its entirety by reference to the full text of the ESPP Amendment, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
Amendment to Blucora, Inc. 2016 Equity Inducement Plan
As previously disclosed, on April 1, 2020, the Board approved an amendment to the Blucora, Inc. 2016 Equity Inducement Plan (the “Inducement Plan Amendment”), in order to remove the fungible share ratio feature, consistent with the 2018 Plan Amendment. The Inducement Plan Amendment became effective on May 21, 2020. The foregoing description of the Inducement Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the Inducement Plan Amendment, a copy of which is filed hereto as Exhibit 10.3 and is incorporated by reference herein.
Item 5.07.    Submission of Matters to a Vote of Security Holders
On May 21, 2020, the Company held the Annual Meeting. The results of the votes held at the Annual Meeting are set forth below. For more information on these proposals, see the Proxy Statement.

Proposal One: The stockholders elected each of the Company’s nominated directors. The votes cast on Proposal One were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Georganne C. Proctor	37,806,092	2,986,266	8,994	4,329,537
Steven Aldrich	37,731,302	3,063,176	6,874	4,329,537
Mark A. Ernst	39,618,391	1,176,561	6,400	4,329,537
E. Carol Hayles	38,910,268	1,882,164	8,920	4,329,537
John MacIlwaine	39,068,525	1,726,287	6,540	4,329,537
Jana R. Schreuder	39,084,508	1,707,943	8,901	4,329,537
Christopher W. Walters	39,068,177	1,725,993	7,182	4,329,537
Mary S. Zappone	37,814,877	2,977,581	8,894	4,329,537
Proposal Two: The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2020. The votes cast on Proposal Two were as follows:

For	Against	Abstain
44,243,036	335,178	552,675
Proposal Three: The stockholders approved, on an advisory basis, the compensation of the Company’s Named Executive Officers, as disclosed in the Proxy Statement for the Annual Meeting. The votes cast on Proposal Three were as follows:

For	Against	Abstain	Broker Non-Votes
38,186,032	2,578,511	36,809	4,329,537
Proposal Four: The stockholders approved the 2018 Plan Amendment. The votes cast on Proposal Four were as follows:

For	Against	Abstain	Broker Non-Votes
34,877,041	5,910,330	13,981	4,329,537
Proposal Five: The stockholders approved the ESPP Amendment. The votes cast on Proposal Five were as follows:

For	Against	Abstain	Broker Non-Votes
40,600,832	183,598	16,922	4,329,537
Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Exhibit Description	Form	Date of First Filing	Exhibit Number	Filed Herewith
10.1	Amendment No. 1 to the Blucora, Inc. 2018 Long-Term Incentive Plan	DEF 14A	April 9, 2020	App-endix B
10.2	Amendment No. 2 to the Blucora, Inc. 2016 Employee Stock Purchase Plan	DEF 14A	April 9, 2020	App-endix C
10.3	Amendment No. 3 to the Blucora, Inc. 2016 Equity Inducement Plan				X

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 28, 2020

BLUCORA, INC.

By: /s/ Ann J. Bruder
Ann J. Bruder
Chief Legal, Development and Administrative Officer and Secretary